MAINSTAY FUNDS TRUST

MainStay Cash Reserves Fund

Supplement dated September 30, 2011 (“Supplement”) to the
Summary Prospectuses and Prospectuses for MainStay Cash Reserves Fund Class I Shares
and Sweep Shares Class, each dated February 28, 2011, as supplemented

This Supplement updates certain information contained in the above-dated Summary Prospectuses and Prospectuses for the MainStay Cash Reserves Fund (“Fund”).

On September 28, 2011, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”), upon the recommendation of the Fund’s manager, New York Life Investment Management LLC (“Manager”), approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about March 30, 2012 (“Liquidation Date”).

Effective October 14, 2011, the Fund will be closed to all new investors of Class I Shares. Beginning on this date, new account requests and exchanges into the Fund will no longer be accepted with respect to Class I Shares. Existing Class I shareholders as of October 14, 2011, may continue to purchase shares, including through dividend reinvestments. Effective March 20, 2012, the Fund will be closed to purchases by existing Class I shareholders. Effective January 31, 2012, the Fund will be closed to all investments in the Sweep Shares Class. These dates, including the Liquidation Date, may be changed without notice at the discretion of the Trust’s officers.

As the Liquidation Date approaches, the Manager is expected to (i) transition the Fund’s portfolio so that its assets are held in cash and cash equivalents, or (ii) reduce maturities of non-cash investments in order to prepare for an orderly liquidation and to meet redemption requests. This may adversely affect the Fund’s yield. Moreover, the impending liquidation may result in large redemptions, which could adversely affect the Fund’s expense ratio. The Manager anticipates that, in addition to maintaining existing contractual expense limitations, it will continue to voluntarily limit the Fund’s expenses to the extent it deems appropriate to maintain the Fund’s yield at its current level during this transition period if expenses have a significant impact on yield due to low interest rates. As the Fund’s Liquidation Date approaches, the Fund may deviate from its stated investment objective and strategies.

Prior to the Liquidation Date, shareholders of the Fund may (1) remain invested in the Fund; (2) exchange their shares of the Fund for shares of the appropriate class of any other open MainStay Fund, subject to the requirements and limitations in the applicable Fund Prospectus; or (3) redeem their shares. The Manager and its affiliates will be working with shareholders and intermediaries to identify possible alternative investment vehicles for shareholders. It is likely that shareholders will redeem or exchange their shares of the Fund prior to the Liquidation Date.

If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. The Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that this will be the case. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the liquidating distributions so long as the Fund maintains a $1.00 share price. Prior to the liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s Prospectuses and Statement of Additional Information. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.